Munder Small-Mid Cap Fund

Class A, B, C, K, R and Y Shares

Supplement Dated July 18, 2005, to the

Prospectus dated July 1, 2005

Investors are advised that the first two paragraphs on page 20 of the Prospectus under the heading “Portfolio Management Team” are revised to read as follows:

A team of professionals employed by MCM makes investment decisions for the Fund.

The team is made up of MCM’s Small-Cap Value team, which consists of Robert Crosby, Julie R. Hollinshead and John P. Richardson, and MCM’s Mid-Cap Core Growth team, which consists of Tony Y. Dong, Brian Matuszak, Larry Cao and Andy Mui. In identifying potential small-cap investments for the Fund, Mr. Crosby selects securities from a universe jointly created by the Small-Cap Value team. With respect to the Fund’s mid-cap investments, the Mid-Cap Core Growth team members provide analytical support for Mr. Dong’s selections. Mr. Dong makes all final investment decisions for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE